Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-2337

SMART Small Cap ETF (SSCP)

SMART Mid Cap ETF (SMCP)

each listed on NYSE Arca, Inc.

PROSPECTUS

July 17, 2026

Supplement to the Summary Prospectuses, each dated May 8, 2026 and the Statutory Prospectus, dated May 5, 2026, as previously supplemented

Effective immediately, with respect to the “Principal Investment Strategies” section of each Fund’s Summary Prospectus, the first two paragraphs are deleted and replaced with the following two paragraphs:

For the SMART Small Cap ETF:

The Fund is an actively managed exchange-traded fund (“ETF”) that invests primarily in equity securities of U.S. and international small-capitalization companies whose shares are listed on U.S. exchanges. The Fund’s equity investments may include common stock, preferred stocks, depositary receipts, such as American Depositary Receipts (“ADRs”), and real estate investment trusts (“REITs”). The Fund’s investments are selected by its investment sub-adviser, SMART Wealth, LLC (the “Sub-Adviser”). The Sub-Adviser generally considers a company to be a small capitalization company if it has a market capitalization between $300 million and $2 billion.

The Sub-Adviser begins its investment selection process by identifying a universe of equity securities that trade on U.S. exchanges and ranking them by market capitalization. From this universe, the Sub-Adviser generally focuses on companies with market capitalizations between approximately $300 million and $2 billion and a current share price above $5, which typically results in a universe of approximately 1,200 securities.

For the SMART Mid Cap ETF:

The Fund is an actively managed exchange-traded fund (“ETF”) that invests primarily in equity securities of U.S. and international mid-capitalization companies whose shares are listed on U.S. exchanges. The Fund’s equity investments may include common and preferred stocks, depositary receipts, such as American Depositary Receipts (“ADRs”) and real estate investment trusts (“REITs”). The Fund’s investments are selected by its investment sub-adviser, SMART Wealth, LLC (the “Sub-Adviser”). The Sub-Adviser generally considers a company to be a mid-capitalization company if it has a market capitalization between $2 billion and $10 billion.

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The Sub-Adviser begins its investment selection process by identifying a universe of equity securities that trade on U.S. exchanges and ranking them by market capitalization. From this universe, the Sub-Adviser generally focuses on companies with market capitalizations between approximately $2 billion and $10 billion, which typically results in a universe of approximately 1,200 securities.

Effective immediately, with respect to the “Principal Investment Strategies” section of each Fund’s Summary Prospectus, the first paragraph under the sub-heading “Portfolio Construction and Management” is deleted and replaced with the following paragraph:

For the SMART Small Cap ETF:

The Sub-Adviser weights the Fund’s portfolio using third-party proprietary metrics that consider factors such as price to earnings ratios and stocks’ past retracements (that is, the extent to which a stock has pulled back from prior price highs). The Fund limits the maximum weighting of any individual position to 7% of the Fund’s total assets and seeks to maintain a minimum weighting of at least 2% of the Fund’s total assets in each position. Although the Fund may invest across various market sectors, exposure to any single sector is limited to no more than 28% of the Fund’s total assets. The Fund’s investment in REITs is limited to no more than 10% of the Fund’s total assets.

For the SMART Mid Cap ETF:

The Sub-Adviser weights the Fund’s portfolio using third-party proprietary metrics that consider factors such as stocks’ past retracements (that is, the extent to which a stock has pulled back from prior price highs), and current trend strength (a measure of how consistently and strongly a stock’s price has been moving in its recent direction). The Fund limits the maximum weighting of any individual position to 8% of the Fund’s total assets and seeks to maintain a minimum weighting of at least 1% of the Fund’s total assets in each position. Although the Fund may invest across various market sectors, exposure to any single sector is limited to no more than 25% of the Fund’s total assets. The Fund’s investment in REITs is limited to no more than 10% of the Fund’s total assets.

Effective immediately, the “Principal Investment Risks” sections of each Fund’s Summary Prospectus and Statutory Prospectus are revised to include the following additional disclosure:

REIT Risk. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REITs are subject to additional risks, including those related to adverse governmental actions; declines in property value and the real estate market; the potential failure to qualify for tax-free pass through of income; and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area, or a small number of property types. As a result, investments in REITs may be volatile. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Please retain this Supplement for future reference.

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